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                                                                    EXHIBIT 10.2

                           1997 SHARE INCENTIVE PLAN

                                       OF

                         UNITED INVESTORS REALTY TRUST

1.       Purposes.

The purpose of this Plan is to benefit the Company's shareholders by encouraging high levels of performance by individuals who are key to the success of the Company and to enable the Company to attract, motivate and retain talented and experienced individuals essential to its continued success. This is to be accomplished by providing such individuals an opportunity to obtain or increase their proprietary interest in the Company's performance and by providing such individuals with additional incentives to remain with the Company.

2.       Definitions

The following terms, as used herein, shall have the meaning specified:

"Advisor" means FCA Corp or any other Affiliate under contract with the Company to provide advisory services to the Company on a full time basis.

"Affiliate" means any person or entity controlled by, under common control with, or controlling the Company.

"Alternative Rights" shall have the meaning set forth in Section 6(a)(4).

"Award" means an award granted pursuant to Section 6 hereof.

"Board" means the Board of Trust Managers of the Company as it may be comprised from time to time.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" means the Committee as defined in Section 3.

"Company" means United Investors Realty Trust.

"Conjunctive Rights" shall have the meaning set forth in Section 6(a)(iv).

"Consummation Date" means the effective date of the Company's initial public offering.

"Director" means any person who shall from time to time serve as a member of the board of directors of any Affiliate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.







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"Fair Market Value" means the closing price of the relevant security as reported on the composite tape of New York Stock Exchange issues (or such other reporting system as shall be selected by the Committee) on the relevant date, or if no sale of the security is reported for such date, the next following day for which there is a reported sale. The Committee shall determine the Fair Market Value of any security that is not publicly traded, using such criteria as it shall determine, in its sole discretion, to be appropriate for such valuation.

"Independent Trust Manager" means any Trust Manager who is not also an employee of the Company or any Affiliate; provided, that a Trust Manager who is a Director or a consultant, or both, but is not an employee also shall mean an "Independent Trust Manager".

"Initial Public Offering Price" means the per Share price of the Company's Shares when first offered to the public in the Company's initial public offering.

"Insider" means any person who is subject to Section 16 of the Exchange Act.

"Limited Rights" shall have the meaning set forth in Section 6(d).

"Option" means any option granted pursuant to Sections 6(a)(i).

"Participant" means any person who has been granted an Award pursuant to this Plan.

"Performance Share Award" shall have the meaning set forth in Section 6(c).

"Performance Unit" shall have the meaning set forth in Section 6(c).

"Restricted Shares" means the Shares issued as a result of a Restricted Share Award.

"Restricted Share Award" means a grant of the right to purchase Shares pursuant to Section 6(b) hereof. Such Shares, when and if issued, shall be subject to such transfer restrictions and risk of forfeiture as the Committee shall determine at the time the Award is granted, until such specific conditions are met. Such conditions may be based on continuing employment (or in the case of a consultant, the continuing validity of the consultant's agreement with the Company) or achievement of pre-established performance objectives, or both.

"Rights" shall have the meaning set forth in Section 6(a)(iv).

"Section 16" means Section 16 of the Exchange Act or any successor regulation and the rules promulgated thereunder by the Securities and Exchange Commission as they may be amended from time to time.

"Shares" means the common shares of beneficial interest of the Company, no par value.

"Spread" means (i) with respect to Conjunctive Rights and Alternative Rights, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the purchase price per Share payable under the related Option and (ii) with respect to Rights not granted in connection





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with an Option, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the Fair Market Value of one Share on the date such Rights were granted.

"Texas Act" shall mean the Texas Real Estate Investment Trust Act, as from time to time amended.

"Trust Manager" means any person who shall from time to time be a member of the Board of Trust Managers of the Company.

3.       Administration and Interpretation

         (a) Administration. The Plan shall be administered by a committee which shall consist of two or more Independent Trust Managers, each of who shall be a "disinterested person" within the meaning of Rule 16b-3(c)(2) of the Exchange Act and an "outside director" within in the meaning of Section 162(m) of the Code and the regulations promulgated thereunder (the "Committee"). The Board may from time to time remove and appoint members of the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may prescribe, amend and rescind rules and regulations for administration of the Plan and shall have full power and authority to construe and interpret the Plan. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at a meeting or the acts of a majority of the members evidenced in writing shall be the acts of the Committee. The Committee may correct any defect or any omissions or reconcile any inconsistency of the Plan or in any Award or grant made hereunder in the manner and to the extent it shall deem desirable.

                 The Committee shall have the full and exclusive right to grant all Awards under this Plan, which may be Options, Rights, Limited Rights, Restricted Share Awards, Performance Units and/or Performance Share Awards. In granting Awards, the Committee shall take into consideration the contribution the Advisor or the individual has made or may make to the success of the Company or its Affiliates and such other factors as the Committee shall determine. The Committee shall periodically determine the Participants in the Plan and the nature, amount, pricing, time and other terms of Awards to be made to such individuals, except as provided in Section 6 of the Plan and subject to the other terms and provisions of the Plan. The Committee shall also have the authority to consult with and receive recommendations from officers and other individuals of the Company and its Affiliates with regard to these matters. In no event shall any individual, his or her legal representative, heirs, legatees, distributees or successors have any right to participate in the Plan except to such extent, if any, as the Committee shall determine.

                 The Committee may, from time to time in granting Awards under the Plan, prescribe such other terms and conditions concerning such Awards as it deems appropriate, including, without limitation, the achievement of specific goals established by the Committee, provided that such terms and conditions are not more favorable to any individual than those expressly set forth in the Plan. In addition, the Committee may





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                 authorize the making of loans to Participants to facilitate the realization of the benefits of the Awards granted to them including loans to the beneficiaries of any Awards made to the Advisor and then assigned by the Advisor to such beneficiaries. The terms and conditions of such loans, including the granting of any forgiveness of the payment of principal and/or interest thereunder, shall be determined by the Committee. Such terms and conditions may vary from time to time and with respect to Participants as the Committee, in its sole and absolute discretion, shall determine.

                 The Committee may delegate to the officers of or individuals associated with, the Company the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan or Awards thereunder as these relate to Insiders, including but not limited to decision regarding the timing, eligibility, pricing, amount or other material term of such Awards.

         (b) Interpretation. The Committee shall have the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of Shares or other security, Rights, units or Options granted, and the terms of any Award shall be determined by the Committee and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award and this Plan, the terms of this Plan shall govern. It is the intent of the Company that this Plan and Awards hereunder satisfy and be interpreted in a manner that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3 of the Exchange Act, so that such person will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 and will not be subjected to liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(b), that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Insiders.

         (c) Limitation on Liability. Neither the Committee nor any member thereof shall be liable tor any act. omission, interpretation. construction or determination made in connection with the Plan in good faith. and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent as insureds under any directors' and officers' (or similar) liability insurance coverage which the Company may have in effect from time to time.

4.       Eligibility.

                 The class of persons who are potential recipients of Awards granted under this Plan consist of the (i) Independent Trust Managers, (ii) officers and other key employees





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                 of the  Company or any Affiliate and (iii) consultants to the
                 Company or any Affiliate, in each case (other than in the case of clause (i)), as determined by the Committee from time to time. The Independent Trust Managers, officers and other key employees, eligible consultants and number of Shares subject to each such Award, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan. Persons to whom Awards may be granted include key employees who are also Trust Managers No Award may be granted to an Independent Trust Manager other than in accordance with Sections 6(a)(ii) and 6(b)

5.       Shares Subject to Grants Under the Plan.

         (a) Limitation on Number of Shares. The Shares subject to grants of Awards shall be authorized but unissued Shares, and such Shares, if any, held as "treasury stock" by the Company. Subject to adjustment as hereinafter provided, the aggregate number of Shares as to which Awards may be granted under the Plan shall not exceed five million (5,000,000). The maximum number of Shares which may be covered by outstanding Options and Rights at any given time shall not exceed approximately ten percent (10%) of the Shares outstanding at such time. Further, the maximum number of Shares which may be covered by Options and Rights granted to any Participant in any calendar year shall not exceed two hundred fifty thousand (250,000). Such limitation shall not apply to Options and Rights granted to the Advisor for the benefit of officers, key employees or consultants of the Company and/or the Advisor.

         (b) Shares ceasing to be covered by an Award because of the exercise of an Option or Right or the vesting of an Award shall no longer be subject to any further grant under the Plan. However, if any outstanding Option or Right, in whole or in part, expires or terminates unexercised or is canceled or, if any Award, in whole or in part, expires or is terminated or forfeited, for any reasons prior to October 1, 2007, the Shares allocable to the unexercised, terminated, canceled or forfeited portion of such Award may again be made the subject of grants under the Plan, provided, however, that if the Participant receives the benefits of ownership of any Shares (which includes the receipt of dividends, but does not include the right to vote such Shares), such Shares may not again be made the subject of grants under the Plan and provided, further, that with respect to any Option or Right granted to any Participant who is a "covered person" as defined in
                 Section 169(m) of the Code and the regulations promulgated thereunder that is canceled. the number of Shares subject to such Option and/or Rights shall continue to count against the maximum number of Shares which may be the subject of Options and/or Rights granted to such Participant.

         (c) For the purposes of computing the total number of Shares granted under the Plan, the following rules shall apply to Awards payable in Shares or other securities, where appropriate:





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                 (i)      except as provided in (v) of this Section 5(c), each
                          Option shall be deemed to be the equivalent of the maximum number of Shares that may be issued upon exercise of the particular Option;

                 (ii) except as provided in (v) of this Section 5(c), each other Share-based Award payable in some other security shall be deemed to be equal to the number of Shares to which it relates;

                 (iii) except as provided in (v) of this Section 5(c), where the number of Shares available under the Award is variable on the date it is granted, the number of Shares shall be deemed to be the maximum number of Shares that could be received under that particular Award,

                 (iv) where Alternative Rights are granted in connection with an Option, only the number of Shares subject to the Option shall be counted, and any Shares as to which such Option is canceled due to the exercise of such Alternative Rights shall not again be available for further grants under the Plan; and

                 (v) each Share awarded or deemed to be awarded under the preceding subsections shall be treated as Shares, even if the Award is for a security other than Shares.

    (d) Adjustments of Aggregate Number of Shares. The aggregate number of Shares stated in Section 5(a) shall be subject to appropriate adjustment, from time to time, in accordance with the provisions of
            Section 7 hereof.

6.  Awards.

    (a)  Options and Rights.

       (i)  Grants of Options.

         (A) Options granted under the Plan may be either incentive stock options ("ISOs") within the meaning of Section 422 of the Code or non-qualified stock options. At the time an Option is granted, the Committee may, in its discretion. designate whether such Option (i) is to be an ISO or (ii) is not to be treated as an ISO for purposes of this Plan and the Code. No Option which is intended to qualify as an ISO shall be granted under this Plan to any individual who? a the time of such grant. is not an employee of the Company or an Affiliate.

         (B) Notwithstanding any other provision of the Plan to the contrary, to the extent that the aggregate Fair Market Value (determined at the date an Option is granted) of the Shares with respect to which an Option intended to be an ISO (and any other ISO granted to the holder under this Plan or any other plans of the Company or an





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                 Affiliate) first becomes exercisable during any calendar year exceeds one hundred thousand dollars ($100,000), such Option shall be treated as an Option which is not an ISO. Options with respect to which no designation is made by the Committee shall be deemed to be ISOs to the extent that the one hundred thousand dollar ($100,000) limitation described in the preceding sentence is met. This paragraph shall be applied by taking Options into account in the order in which they are granted.

         (C) No ISO shall be granted to any person who, at the time of the grant, owns Shares possessing more than ten percent (10%) of the total combined voting power of the Company or an Affiliate of the Company, unless (i) on the date such ISO is granted, the Option price is at least one hundred ten percent (110%) of the Fair Market Value per Share subject to the ISO and (ii) such ISO by its term is not exercisable after the expiration of five (5) years from the date such ISO is granted.

         (D) The price per Share to be purchased pursuant to the exercise of any Option shall be fixed by the Committee at the time of grant, provided, however, that the purchase price per Share to be purchased pursuant to the exercise of an ISO shall not be less than the Fair Market Value of a Share on the date on which the Option is granted. In addition, the Committee shall designate the number of Shares, the terms and conditions (which may include, without limitation, the achievement of specific goals), with respect to Options granted under the Plan Options may be granted by the Committee to any individual eligible to receive the same at any time and from time to time.

         (E) The form of Option shall be as determined from time to time by the Committee. A certificate of Option signed by the Chairman of the Board, the President or an Executive Vice President and attested by the Chief Financial Officer. Treasurer, an Assistant Treasurer, Secretary or an Assistant Secretary of the Company shall be delivered to each person to whom Options are granted.

         (ii)    Options to Independent Managers.

         (A) Each Independent Trust Manager who is elected to the Board shall be granted an Option on the later to occur of the Consummation Date or the date of his or her election to the Board (the "Election Date"). Thereafter, each Independent Trust Manager shall be granted an Option under the Plan on each anniversary of the Election Date tor so long as the individual remains an Independent Trust Manager. Each such Option shall entitle the Independent Trust Manger to purchase two thousand (2,000) Shares at a purchase





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                 price per Share equal to the Fair Market Value of a Share on the date of grant, provided. however, with respect to any Independent Trust Manager whose election is the same as the Consummation Date, the exercise price under the Option granted to such Independent Trust Manager shall be the Initial Public Offering Price. Each Option granted in on or as of the Consummation Date shall vest (and become immediately exercisable) on January 1, 1999. Any Option granted after the Consummation Date shall vest on the first anniversary date of its grant date. Each Option granted pursuant to this Section 6(a)(ii) shall be exercisable for a period of five (5) years from and after the vesting date of such Option.

         (B) Notwithstanding the preceding, all or any part of a remaining unexercised Options granted pursuant to this Section 6(a)(ii) may be exercised (but in no event during the six-month period commencing on the date of grant) in the event of the holder's retirement from the Company and all Affiliates on or after his or her 70th birthday, the holder's permanent disability (within the meaning of Section 92(e)(3) of the Code), or the holder's death, during the period beginning on the date of such event and ending three months after the holder's retirement or disability, or six months after the holder's death, as the case may be, but in no event after the expiration of the term of the Option. All or any part of any remaining unexercised Options granted pursuant to this Section 6(a)(ii) also may be exercised (but in no event during the six-month period commencing on the date of grant) upon the occurrence of a Change in Control while the holder is serving as a Trust Manager of the Company. Any Option granted pursuant to this Section 6(a)(ii), to the extent unexercised, shall terminate immediately upon the holder's ceasing to serve as a Trust Manager of the Company (for reasons other than retirement, permanent disability or death), except that the holder shall have until the end of ninety (90) days following the cessation of such service to exercise any unexercised Option that he or she could have exercised on the day on which such service terminated, provided that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the preceding. if the service of any holder of an Option granted pursuant to this Section 6(a)(ii) shall be terminated because of the holder's (1) fraud or intentional misrepresentation or (2) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate, then all such unexercised Options of the holder shall terminate immediately upon such termination of the holder's service

         (C) Upon the exercise of any Option granted to this Section 6(a)(ii), payment of the full exercise price shall, except as otherwise expressly provided in this Section 6(a)(ii)(C), be made in cash. by check payable to the order of the Company. or by delivery to the





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                 Company of Shares which shall be valued at their Fair Market
                 Value on the date of exercise of the Option; provided, however, that a holder may not use any Shares acquired pursuant to the exercise of an Option granted under this Plan or any other share option plan maintained by the Company or any Affiliate unless the holder has beneficially owned such Shares for at least six months. The Independent Trust Managers are eligible to participate in any loan program adopted by the Company to facilitate the exercise of Options by the grantees thereof or their successors or assigns. Accordingly, the exercise price paid by the Independent Trust Manager may be paid, in whole or in part, from the proceeds of a loan from the Company.

         (D) No Option may be granted to an Independent Trust Manager except in accordance with this Section 6(a)(ii). Notwithstanding any other provisions of the Plan to the contrary, the provisions of this Section 6(a)(ii) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or 1974, as amended, or the rules and regulates promulgated thereunder.

         (iii) Initial Option Grants. Notwithstanding any other provision of the Plan to the contrary, each Affiliate, employee or consultant named below shall be granted an Option prior to the Consummation Date to purchase the indicated number of Shares:
                 FCA Corp, three hundred thousand (300,000) Shares, of which forty thousand (40,000) Shares shall be held for the benefit of Robert W. Scharar, forty thousand (40,000) Shares shall be held for the benefit of Lewis H. Sandler, thirty-two thousand (32,000) Shares shall be held for the benefit of Daniel M. Jones, III and twenty-four thousand (24,000) Shares shall be held for the benefit of Randall D. Keith. The balance of these Shares shall be held for the benefit of officers, other key employees, or consultants of the Advisor or an Affiliate. None of such Options granted shall be an ISO. Each such Option shall entitle the Affiliate or the beneficial owner, officer, employee or consultant to purchase the specified number of Shares at an exercise price per Share equal to the Initial Public Offering Price. Each such Option shall have a duration of five (5) years from the date of vesting and shall vest and become exercisable cumulatively as to twenty-five percent (25%) of the Shares on January 1 of each succeeding year commencing on January 1, 1999. These Options may be granted either directly to the beneficial owner or to the Advisor. If granted to the Advisor, such Options may be assigned, from time to time, by the Advisor to officers, other key employees and/or to consultants of the Company or to an Affiliate.

         (iv)    Grants of Rights.

         (A) The Committee shall have the authority in its discretion to grant to any eligible person Rights which may be granted separately or in





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                 connection with an Option (either at the time of grant or, with respect to a nonqualified Option, at any time during the term of the Option). Rights granted in connection with an Option shall be granted with respect to the same number of Shares then covered by the Option and may be exercised, as determined by the Committee in its discretion at the time of the grant of the Rights, either in conjunction with, or as an alternative to, the exercise of the related Option; provided, however, that Rights granted in connection with an ISO can only be exercised as alternative to the exercise of the ISO.

         (B) Rights granted in connection with an Option that entitle the holder thereof to receive payment from the Company only if and to the extent that the related Option is exercisable and is exercised are referred to herein as "Conjunctive Rights". Upon any exercise of an Option in respect of which Conjunctive Rights shall have been granted, the holder of the Conjunctive Rights shall be entitled to receive payment of an amount equal to the product obtained by multiplying (i) the Spread, or such percentage or portion of the Spread as shall be determined by the Committee at the time of grant, by (ii) the number then been so exercised. Notwithstanding any provision of the Plan to the contrary? Conjunctive Rights may not be granted in relation to an ISO.

         (C) Rights granted in connection with an Option that entitle the holder thereof to receive payment from the Company only if and to the extent that the related Option is exercisable, by surrendering the Option with respect to the number of Shares as to which such Rights are then exercised are referred to herein as "Alternative Rights". Notwithstanding the preceding, any Alternative Rights that relate to an ISO may be exercised only at such times that there is a positive Spread. Upon any exercise of Alternative Rights, the holder thereof shall be entitled to receive payment of an amount equal to the product obtained by multiplying (i) the Spread, or such percentage or portion of the Spread as shall be determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised.

         (D) Rights granted without relationship to an Option shall be exercisable at such rate as determined by the Committee. Such Rights shall entitle the holder, upon the exercise thereof, to receive payment from the Company of an amount equal to the product obtained by multiplying (i) the Spread, or such percentage or portion of the Spread as shall be determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised.





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         (E)     Notwithstanding anything contained herein, the Committee may, in its sole discretion, limit the amount payable upon the exercise of Rights. Any such limitation shall be determined as of the date of grant and noted on the certificate evidencing the grant of the Rights.

         (F) Payment of the amount determined hereunder upon exercise of any Rights shall be made solely in cash, or solely in Shares valued at their Fair Market Value on the date of exercise of the Rights, or in an combination of cash and Shares, as the holder may elect, provided that any election by the holder shall be subject to approval by the Committee. No fractional Shares shall be issued by the Company, and settlement therefore shall be made in cash.

         (G) Notwithstanding any other provision of the Plan or of the Rights, for purposes of determining the amount of the Spread in the case of a holder of Rights who is an Insider, the Committee, in its sole discretion, may designate a single Fair Market Value per Share with respect to all such holders who exercise Rights during any single ten ( 10) day period; provided, however, that the Fair Market Value per Share designated by the Committee during any such period shall in no event be greater than the highest Fair Market Value per Share on any day during such period or less than the lowest Fair Market Value per Share on any day during such period.

         (H) The form of Rights shall be as determined from time to time by the Committee. A certificate of Rights signed by the Chairman of the Board, Chief Executive Officer, President or an Executive Vice President and attested by the Chief Financial officer, Treasurer, Assistant Treasurer, Secretary or an Assistant Secretary of the Company shall be delivered to each person to whom Rights are granted.

         (I) The Committee may fix such waiting periods, exercise dates or other limitations as it shall deem appropriate with respect to Rights granted under the Plan including, without limitation, the achievement of specific goals; provided, however that each Right granted hereunder shall be exercisable only upon consent of the Committee.

         (v)     Payment of Option Exercise Price.

         (A) Upon exercise of an Option, the full Option exercise price for the Shares with respect to which the Option is being exercised shall be payable to the Company (i) in cash or by a check payable and acceptable to the Company or (ii) subject to the approval of the Committee, by tendering to the Company Shares owned by the holder having an aggregate Fair Market Value per Share as of the date of exercise and tender which is not greater than the full Option





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
                 purchase price for the Shares with respect to which the Option is being exercised and by paying the remainder, if any, of the Option purchase price as provided in (i) above, however, the Committee may, upon confirming that the holder owns the number of additional Shares being tendered, authorize the issuance of a new certificate for the number of Shares being acquired pursuant to the exercise of the Option less the number of Shares being tendered upon the exercise and return to the holder (or not require surrender of the certificate for the Shares being tendered upon the exercise. The exercise price may also be paid, in whole or in part, by application of the proceeds of any loan made available by the Company to facilitate the exercise of Options.

         (B) Notwithstanding the preceding, a holder may not use any Shares acquired pursuant to an Award granted under this Plan (or any other plan maintained by the Company or any Affiliate) unless the holder has beneficially owned such Shares tor at least six
                 (6) months. Payment instruments will be received subject to collection. In addition to the foregoing methods of payment, the full Option purchase price for Shares with respect to which the Option is being exercised may be payable to the Company by such other methods as the Committee may permit from time to time.

         (vi) Term. The term of each Option and Right shall be determined by the Committee at the date of grant; provided, however, that each Option that is an ISO shall, notwithstanding anything in the Plan to the contrary, expire not more than ten (10) years from the date the Option is granted (or five (5) years from the date of grant to the extent required under Section 6(a)(i), or, if earlier, the date specified in the certificate evidencing the grant of such Option. An Option that is a nonqualified stock option shall expire not more than ten (10) years from the date the Option is granted, or if earlier, the date specified in the certificate evidencing the grant of such Option. A Right not granted in connection with an Option shall expire not more than ten (10) years from the date the Right is granted or, if earlier, the date specified in the certificate evidencing the grant of the Right.

         (vii) Vesting. The Committee shall determine the vesting schedule of all Options granted, which schedule may vary from grant to grant but shall not exceed five (5) years.

         (viii)  Termination of Employment or Relationship.

         (A) In the event that a Participant's employment or relationship with the Company and its Affiliates shall terminate, for reasons other than (i) retirement pursuant to the retirement plan or policy of the Company or one of its Affiliates ("retirement"). (ii) permanent disability as determined by the Committee based on the opinion of a physician selected or approved by the Committee ("permanent disability") or (iii) death, the Participant's Options and Rights shall be exercisable by him or her, subject to subsection (vi) above, only within ninety (90) days after such termination, but only to the extent the Option or Right was exercisable immediately prior to such termination.

         (B) If, however, any such termination is due to retirement or permanent disability, the Participant shall have the right, subject to the provisions of subsection (vi) above, to exercise his or her Option and Rights at any time within the three (3) month period commencing on the day next following such termination. Whether any termination is due to retirement or permanent disability, and whether an authorized leave of absence on military or government service or for other reasons shall constitute a termination for the purpose of the Plan, shall be determined by the Committee.

         (C) If a Participant shall die while entitled to exercise an Option or Rights, the Participant's estate, personal representative or beneficiary, as the case may be, shall have the right, subject to the provisions of subsection (vi) above, to exercise the Option at any time within six (6) months from the date of the holder's death.

         (D) If the employment, consulting arrangement or service of any Participant with the Company or an Affiliate shall be terminated because of the Participant's violation of the duties of such employment, consulting arrangement or service with the Company or an Affiliate as her or she may from time to time have, the existence of such violation shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive) all unexercised Options of such Participant shall terminate of such Participant's employment, consulting arrangement or service with the Company and all Affiliates and a Participant whose employment, consulting arrangement or service with the Company and Affiliates is so terminated, shall have no right after such termination to exercise any unexercised Option he or she might have exercised prior to termination of his or her employment, consulting arrangement or service with the Company and Affiliates.

         (ix) Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by employees and directors of corporations who become key employees or Trust Managers or Directors of the Company or of any Affiliate as a result of any "corporate transaction' as defined in the Treasury Regulations promulgated under Section 494 of the Code.

         (x)     Reload Options

         (A) An Option may, in the discretion of the Committee, include a reload option rivet which shall entitle the holder, upon (i) the exercise of such original Option prior to the holder's termination of employment and (ii) payment of the appropriate exercise price in Shares that have been owned by such holder for at least six months prior to the date of exercise, to receive a new Option (the "Reload Option") to purchase, at the Fair Market Value per Share on the date of the exercise of the original Option, the number of Shares equal to the number of whole Shares delivered by the holder in the payment of the exercise price of the original Option.

         (B) A Reload Option may also allow that, upon the exercise of an Option, the holder may receive a new Option to purchase at the Fair Market Value per Share on the date of exercise of the original Option, the number of Shares equal to the number of whole Shares delivered by the holder in the payment of the exercise price of the original Option. Such Reload Option shall be subject to the same terms and conditions, except as hereafter expressly provided, including expiration date, and shall be exercisable at the same time or times as the original Option with respect to which it is granted. Such Reload Option may be exercised at a purchase price equal to the Fair Market Value per Share on the date of the exercise of the original Option. In no event shall any Reload Option be exercisable within six months after its date of grant or after the expiration of ten (10) years after the date of grant of the original Option.

         (b)     Restricted Share Awards

         (i) Awards of Restricted Shares. Restricted Share Awards may be awarded by the Committee to any individual eligible to receive the same, at any time and from time to time before October 1, 2007. In addition, and without limiting the generality of the foregoing, the Committee shall grant to any individual who is entitled to receive a bonus under the Company's cash bonus incentive plan, a Restricted Share Award with respect to Shares having a Fair Market Value on the date of the grant of such Restricted Share Award equal to a specified percentage determined by the Committee of the amount of such individual's bonus, provided that such individual has made an irrevocable election, at least six months prior to the date of the grant of such Restricted Share Award, to receive such Restricted Share Award in lieu of such bonus.

         (ii) Purchase Price under Restricted Share Awards. The Purchase of Restricted Shares to be purchased pursuant to a Restricted Share Award shall be fixed by the Committee at the time of the grant of the Restricted Share Award; provided however. that such purchase price shall not be less than the par value per Share of the Shares subject to the Restricted Share Award. The

                          Committee shall specify. within its discretion, the time and manner in which payment of such purchase price shall be paid.

                 (iii) Description of Restricted Shares. All Restricted Shares purchased by an eligible person shall be subject to the following conditions:

                          (A) Restricted Shares shall be subject to such restrictions, terms and conditions as the Committee may establish, which may include, without limitation, "lapse" and "non-lapse" restrictions (as such terms are defined in regulations promulgated under Section 83 of the Code) and the achievement of specific goals;

                          (B) the Restricted Shares may not be sold, exchanged, pledged, transferred, assigned or otherwise encumbered or disposed of until the terms and conditions set by the Committee at the time of the grant of the Restricted Share Award have been satisfied; and

                          (C) such certificate representing Restricted Shares issued pursuant to this Plan shall bear a legend making appropriate reference to the following:

                                   "The Shares represented by this certificate have been issued pursuant to the terms of the 1997 Share Incentive Plan of United Investors Realty Trust and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated
                                   ____________________________, ___________."

                 (iv) If a certificate representing Restricted Shares is issued to an individual (whether or not escrowed as provided below), the individual shall be the record owner of such Shares and shall have all the rights of a shareholder with respect to such Shares (unless the Restricted Share Award specifically provides otherwise), including the right to vote and the right to receive dividends or other dividends made or paid with respect to such Shares.

                 (v) In order to enforce the restrictions, terms and conditions that may be applicable to a Participant's Restricted Shares, the Committee may require the Participant, upon the receipt of a certificate or certificates representing such Shares, or at any time thereafter, to deposit such certificate or certificates, together with stock powers and other instruments of transfer, appropriately endorsed in blank, with the Company or an escrow agent designated by the Company under an escrow agreement, which may be a part of a Restricted Share Award, in such form as shall be determined by the Committee.

                 (vi) After the satisfaction of the terms and conditions set by the Committee with respect to Restricted Shares issued to an individual, and provided the Restricted Shares are not subject to a non-lapse restriction, a new certificate, without the legend set forth above. for the number of Shares that are no longer subject to such restrictions. terms and conditions shall be delivered to the individual. If such terms and conditions are satisfied as to a portion, but fewer than all, of such Shares, the remaining Shares issued with respect to such Award shall either be reacquired by the Company or, if appropriate under the terms of the Award applicable to such Shares, shall continue to be subject to the restrictions, terms and conditions set by the Committee at the time of Award.

                 (vii) Termination of Employment or Relationship. If the employment or relationship with the Company and its Affiliates of a holder of a Restricted Share Award is terminated for any reason before satisfaction of the terms and conditions for the vesting (within the meaning of Section 83 of the Code) of all Shares subject to the Restricted Share Award, the number of Restricted Shares not theretofore vested shall be reacquired by the Company and forfeited, and the purchase price paid for such Shares by the holder shall be returned to the holder. If Restricted Shares issued shall be reacquired by the Company and forfeited as provided above, the individual, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates representing such Shares, accompanied by such instrument of transfer, if any, as may reasonably by required by the Company.

                 (viii) In contemplation of the consummation of the Company's initial public offering, the Company shall grant 2,000 Restricted Shares each to each of the Independent Trust Managers and 69,000 Restricted Shares to the Advisor, of which 10,000 Restricted Shares shall be for the benefit of Robert W. Scharar, 10,000 Restricted Shares shall be for the benefit of Lewis H. Sandler, 8,000 Restricted Shares shall be for the benefit of Daniel M. Jones, III, and 6,000 Restricted Shares shall be for the benefit of Randall E. Keith. The Restricted Shares granted pursuant to this paragraph (H) shall be subject to divestiture in the event that the recipient or beneficiary ceases to be an Independent Trust Manager, officer or other key employee of the Company or the Advisor or an Affiliate other than as a result of death, permanent disability, retirement after the age of 70, dismissal other than for cause, or Change of Control (as hereinafter defined) prior to the vesting of the Restricted Shares. Each Restricted Share grant shall vest and be free of any restrictions imposed by the Company over a 24 month period with 25% of the Restricted Shares granted to any person or entity vesting in six (6) month increments commencing six
                         (6)months after the consummation of the Company's initial public offering. In addition to being subject to divestiture prior to vesting, the Restricted Shares granted pursuant to this paragraph (viii) shall not be transferable except by the Advisor or by operation of law.

                 (ix) Each Independent Trust Manager who is elected for the first time to the Board of Trust Managers shall also receive a Restricted Share grant of

                         9,000 Shares effective as of the date of election to the Board of Trust Managers. Such Restricted Share grant shall be subject to divestiture and restrictions on transfer similar to those set forth above in paragraph (viii). except that the vesting shall be in six (6) month increments commencing six (6) months after the effective date of initial election to the Board of Trust Managers.

                 (x) Holders of Restricted Shares granted pursuant to paragraph (viii) or (ix), above, shall be entitled to vote such Shares and to receive any dividends payable on account of such Shares.

                 (xi) Consideration for the receipt of the Restricted Shares shall be One Dollar ($1.00) per Share, payable by the recipient (or beneficiary) as the Shares vest.

         (c)      Performance Units and Performance Share Awards

                 (i) Awards. Awards may be granted in the form of Performance Units or Performance Share Awards. Performance Units are units valued by reference to designated criteria established by the Committee, other than Shares. Performance Share Awards are Shares expressed in terms of, or valued by reference to, a Share. Awards of Performance Units and Performance Share Awards shall refer to a commitment by the Company to make a distribution to the Participant or to his or her beneficiary depending on (i) the attainment of the performance objectives and other conditions established by the Committee and (ii) the base value of the Performance Unit or Performance Share Award, respectively, as established by the Committee.

                 (ii) Settlement. Settlement of Performance Units and Performance Share Awards, in the sole discretion of the Committee, may be in cash, loan proceeds, in Shares or a combination thereof. The Committee may designate a method of converting Performance Units into Shares, including but not limited to a method based on the Fair Market Value over a series of consecutive trading days. Prior to the settlement of any Performance Unit or Performance Share Award in Shares, the recipient of such Award shall pay to the Company an amount of cash equal to, at a minimum, the par value per Share multiplied by the number of Shares to be issued.

                 (iii) No Rights as a Shareholder. Participants shall not be entitled to exercise any voting rights or to receive any interest or dividends with respect to Performance Units or Performance Share Awards.

         (d)      Limited Rights

                  The Committee shall have the power to grant limited rights ("Limited Rights") which shall be a part of an Award. Limited Rights shall provide for the automatic cash payment to the holder of the Award equal to the Spread (or other determination of the value of the Award as fixed by the Committee) upon the occurrence of a Change in Control (as defined in Section 8) on the date fixed by the Committee at any time of the grant of such Limited Right. Limited Rights may provided that Committee approval is not required for the exercise of such Limited Right.

         (e)     Consideration for Awards

                 Subject to the requirements of the Texas Act, the Company shall obtain such consideration for the grant of an Award under this Section 6 as the Committee, in its discretion, may determine.

7.       Adjustment Provisions

         If, prior to the complete exercise of any Option, or prior to the expiration or lapse of all of the restrictions and conditions imposed pursuant to a Restricted Share Award, there shall be declared and paid a Share dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified or in any way substituted for, then
         (i) in the case of an Option, the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities, cash or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder; and (ii) in the case of restricted Shares issued pursuant to a Restricted Share Award, the holder of such Award shall receive, subject to the same restrictions and other conditions of such Award as determined pursuant to the provisions of Section 6(b), the same securities or other property as are received by the holders of the Company's Shares pursuant to such dividend, split-up, conversion, exchange, reclassification or substitution. Any fractional Shares or securities payable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such Shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Awards remain to be issued, or with respect to which Awards may be reissued, shall be adjusted in a similar manner.

         In addition to the adjustments provided for in the preceding paragraph, upon the occurrence of any of the events referred to in said paragraph prior to the complete exercise of any Rights or Limited Rights, or prior the complete expiration of the vesting period with respect to Performance Units or a Performance Share Award, the Committee, in its sole discretion, shall determine the amount of cash and/or number of Shares or other property to which the holder of the Rights shall be entitled upon their exercise, or to which the holder of the Performance Units or Performance Share Award shall be entitled upon the expiration of the vesting period, so that there shall be no increase or dilution in the cash and/or value of the Shares or other property to which the holder of Rights or of Performance Units or a Performance Share Award shall be entitled by reason of such events.

         Notwithstanding any other provision of the Plan, in the event of a recapitalization, merger, consolidation, rights offering. separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Committee may make such equitable adjustments to the number of Shares and the class of Shares available hereunder or to any outstanding Awards as it shall deem appropriate to prevent dilution or enlargement of rights.

8.       Acceleration.

         Notwithstanding any other provision of the Plan to the contrary, all or any part of any remaining unexercised Options and Rights granted to any person may be exercised in the following circumstances (but in no event, unless waived by the Committee, during the six (6) month period commencing on the date granted) and all or any part of any other Award not therefore vested, shall vest (a) with respect to Options or Rights only, immediately upon (but prior to the expiration of the term of the Option or Rights) retirement, (b) subject to the provisions of Section 6 hereof, upon the permanent disability or death of the holder, (c) upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration, or (d) upon a Change in Control as defined below in which case the date on which such immediate exercisability and accelerated vesting shall occur (the "Acceleration Date") shall be the date of the occurrence of the Change in Control.

         A "Change in Control" shall be deemed to have occurred if

         (a) any "person" (as such term is used in Section 13(2) and 14(d) of the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Shares in the Company) together with its "affiliates" and "associates" (as such terms are defined in Rule 12b-2 of the Exchange Act) makes a tender or exchange offer for, is or becomes the "beneficial owner'' (as defined in Rule 13d-3 under the Exchange Act), or has become the beneficial owner during the most recent twelve (12) month period ending on the date of the most recent acquisition by such person directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities; or

         (b) during any period of two (2) consecutive years (not including any period prior to the effective date of this Plan), individuals who at the beginning of such period constitute the Board, and any new Trust Manager (other than a Trust Manager designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a),
                 (c) or (d) of this definition) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3rds) of the Trust Managers then still in office who either were Trust Managers at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

         (c) the shareholders of the Company approve a merger or consolidation of the Company with any other company other than
                 (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company )or such surviving entity) outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalizations of the Company (or similar transaction) in which no "person" as hereinabove defined) acquires more than twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities; or

         (d) the shareholders of the Company adopt a plan of complete liquidation of the Company or approve an agreement for the sale, exchange or disposition by the Company of all or a significant portion of the Company's assets. For purposes of this clause (d), the term "the sale, exchange or disposition by the Company of all or a significant portion of the Company's assets" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or any subsidiary of the Company (including the stock of any subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefore or by such other method as the Board determines in appropriate in a case where there is no readily ascertainable purchase price) constitutes more than thirty-three and one-third percent (33-1/3%) of the Fair Market Value of the Company (as hereinafter defined). For purposes of the preceding sentence, the "Fair Market Value of the Company" shall be the aggregate market value of the outstanding shares of beneficial interest of the Company (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the Shares shall be determined by multiplying the number of Shares (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the Shares for the ten (10) trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the Shares or by such other method as the Board shall determine is appropriate.

         Notwithstanding the foregoing (except as provided otherwise in an Award), a Change in Control shall not be deemed to have occurred if, prior to the time a Change in Control would otherwise be deemed to have occurred pursuant to the above provisions, the Board determines otherwise.

9.       Participant's Agreement

         If, at the time of the exercise of any Option or Right or the granting or vesting of an Award, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, that the individual exercising the Option or Right or receiving the Award shall agree to hold any Shares issued to the individual for investment and without any present intention to resell or distribute the same and that the individual will dispose of such Shares only in compliance with such laws and regulations, the individual will, upon the request of the Company, execute and deliver to the Company a further agreement to such effect.

10.      Withholding Taxes

         No Option or Right may be exercised and no distribution of Shares pursuant to an Award may be made under the Plan until appropriate arrangements have been made by the holder with the Company for the payment of any amounts that the Company may be required to withhold with respect thereto, which arrangements may include the tender of previously owned Shares or the withholding of Shares issuable pursuant to such Award.

11.      Termination of Authority to Make Grant

         No Awards will be granted pursuant to this Plan after October 1, 2007.

12.      Amendment and Termination

         The Board may from time to time at any time alter. amend, suspend, discontinue or terminate this Plan or, with the consent of an affected holder, any outstanding Awards hereunder, provided, however that no such action of the Board may, without the approval of the shareholders of the Company, alter the provisions of the Plan or outstanding Awards so as to (i) increase the maximum number of Shares which may be subject to Awards under the Plan (except as provided in Section 5(b) ); or (ii) change the class of persons eligible to receive Awards, or
         (ii) amend the Plan in any manner that would require shareholder approval under Rule 16b-3 of the Exchange Act or under Section 1 62(m) of the Code.

13.      Preemption by Applicable Laws and Regulations

         Notwithstanding anything in the Plan to the contrary, if, at any time specified herein for the making of any determination or payment, or the issuance or other distribution of Shares, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the Participant (or the Participant's beneficiary), as the case may be, to take any action in connection with any such determination, payment. issuance or distribution. the issuance or distribution of such Shares or the making of such determination or payment, as the case may be, shall be deferred until such action shall have been taken.

14.      Change in Control Limitation

         Notwithstanding any other provision in the Plan, to the extent that the acceleration of exercisability or vesting of an Award under this Plan following a Change in Control, when aggregated with other payments or benefits to the Participant, whether or not payable pursuant to this Plan, would, as determined by tax counsel selected by the Company, result in "excess parachute payments" (as defined in Section 280G of the Code) such parachute payments or benefits provided to the Participant under this Plan shall be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code, but only if, by reason of such reduction, the Participant's net after tax benefit shall exceed the net after tax benefit if such reduction were not made. '`Net after tax benefit" shall mean the sum of (i) all payments and benefits which a Participant receives or is then entitled to receive that would constitute a "parachute payment" within the meaning of Section 280G of the Code, less (ii) the amount of federal income taxes payable with respect to the payments and benefits described in (i) above calculated at the maximum marginal income tax rate for the year in which such payments and benefits shall be paid to the Participant (based upon the rate for such year as set forth in the Code at the time of the first payment of the foregoing), less (iii) the amount of excise taxes imposed with respect to the payments and benefits described in (i) above by Section 4999 of the Code.

15.      Miscellaneous.

         (a) No Employee Contract. Nothing contained in the Plan shall he construed as conferring upon any Participant the right to continue in the employ, or as a Trust Manager, Director of or consultant to the Company, the Advisor or any Affiliate

         (b) Employment or Service with Affiliates. Employment by, or service for, the Company for the purpose of this Plan shall be deemed to include employment by, or service for, any Affiliate.

         (c) No Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to Shares covered by the Participant's Award until the date of issuance of such Shares to the Participant pursuant thereto. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance

         (d)     Nonassignability.   Except as otherwise expressly provided in
                 this paragraph (d), neither a Participant nor a Participant's estate, personal representative or beneficiary shall have the power or right to sell, exchange. pledge, transfer, assign or otherwise encumber or dispose of such Participant's estate's. personal representative's or beneficiary's interest arising under the Plan nor shall such interest be subject to seizure for the payment of a Participant's or beneficiary's debts judgments alimony or separate maintenance or be transferable by operation of the law in the event of a Participant's estate's personal representative's or beneficiary's bankruptcy or insolvency and to the extend any such interest arising, under the Plan is awarded to a spouse pursuant to any divorce proceeding such interest shall be deemed to be terminated and forfeited, notwithstanding any vesting provisions or other term herein or in such Award. The Advisor may from time to time assign all or any portion of any Award that it receives hereunder to any officer or other key employee of or consultant to the Company the Advisor or any Affiliate. If permitted under applicable securities and tax laws a Participant may assign from time to time. all or any part of an Award to a member of his or her immediate family to a trust for such member or to a recognized charitable institution but only if prior to such assignment the Committee has granted in writing its consent to such assignment; provided however that an Independent Trust Manager shall not be required to obtain such consent.

         (e) Application of Funds. The proceeds received by the Company from the sale of Shares pursuant to the Plan will be used for its general business purposes.

         (f) Governing Law; Construction. All rights and obligations under the Plan shall be governed by and the Plan shall be construed in accordance with the laws of the State of Texas without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only and shall in no way limit define or Otherwise affect the meaning or interpretation of any provisions of the Plan.


                                                    Adopted on September 8, 1997





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